UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices)              (Zip code)

CT Corporation System
155 Federal St., Suite 700, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: November 30

Date of reporting period: November 30, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT
November 30, 2018
TICKER TFCGX

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Taylor Frigon Core Growth Fund
Annual Report
November 30, 2018

The Taylor Frigon Core Growth Fund (the “Fund”) had a total return of 12.62% for the Fund’s fiscal year ended November 30, 2018. For comparative purposes, the Fund’s benchmark, the S&P Mid Cap 400® Index had a total return of 0.48%, the S&P 500® Index had a total return of 6.27% and the Russell 2500 had a total return of 1.41% during the same time-period. We believe the Fund’s outperformance for the fiscal year can be attributed primarily to strong stock selection. During the fiscal year, the Fund changed its primary benchmark to the S&P Mid Cap 400® Index from the Russell 2500 Index due to unfavorable use terms.

We are extremely encouraged by the companies in the Fund as many of our “narratives” derived from our views on demographics, business processes and technological innovation, are really coming to fruition. We have transitioned out of some companies that we owned, such as Fiserv and Amazon, and have repositioned the Fund for these new and exciting ideas.

For example, in our demographics “schema” the focus on how millennials manage their finances is highlighted by companies like Green Dot and Alliance Data Systems. As baby boomers age, companies like NovoCure (cancer treatment) and Glaukos (glaucoma) are helping them live healthier and longer lives.

Regarding business processes, the way engineering projects are managed is being reordered by NV5 Global, and companies’ IT processes are being revolutionized by EPAM Systems, to name just a few of the Fund’s holdings that are impacting these processes. Zuora is helping companies who have embraced the “subscription economy” by making it much more efficient to run businesses that require the complex accounting for recurring revenue streams that come from subscriptions.

As for technological innovation, which continues to be the primary driver of growth everywhere, it is going through its own transitions as intelligent data processing begins to emerge in “edge clouds,” dwarfing the processing done today in centralized data centers. Companies like Quicklogic for low-power programmable processing, and Nvidia for massively parallel processing supporting artificial intelligence and machine learning are driving these trends. Vuzix with their innovative “Blade” glasses are enabling the AR phenomenon to become “reality”.

Many of the Fund’s holdings cross over into multiple schemas and narratives, adding even greater opportunities for their businesses to succeed. We can simply say we are more excited about the possibilities our companies represent than we have been in many years.

A Very Strange Correction (fourth quarter 2018)

We are in our fourth decade of professionally managing portfolios and having been through corrections and bear markets many times over those decades (1987, 1991, 1994, 1998, 2001-2, 2008-9, just to name the big ones), we can safely say this was one of the strangest. As broad-based and strong of a rally as we saw in the first nine months of 2018, we saw an equally broad-based sell-off that began in September and continued through Christmas Eve day, culminating in the worst Christmas Eve stock market performance ever, and ultimately, the worst December performance since 1931.

One would think that something big like world war, world-wide famine, massive weather events across the globe, or a global plague had engulfed all the nations of the world, all at the same time. Nothing of the sort occurred. Instead, the Federal Reserve raised the Federal Funds target rate from a range of 2.00% -to-2.25% to 2.25% -to-2.50%, the third quarter earnings season was solid against increasingly difficult previous-year comparisons,

2018 Annual Report 1

and the fear of higher tariffs on imported Chinese goods were considered the culprits. Along with the “mania” fabricated by the media over these issues and a solid dose of ever-increasing “algorithmic trading” (computers trading instead of humans), the markets experienced what we would call a “hissy fit”.

Another aspect of this correction (that would not have been obvious to the average investor), is the extremely low trading volume which accompanied this drop in the markets. Typically, when something very impactful is happening in the markets, at some point volume increases to the level where investors “capitulation” follows (or the proverbial “throwing in of the towel”). At least in the Fund, we observed very low levels of trading volume in most of our companies. And that low trading volume trended lower as the correction got more severe, which is exactly the opposite of what one might expect. We cannot arrive at a definitive answer as to why that was the case this time, except to say that there was a classic “buyer’s strike” happening. But, we are not willing to say that was the only reason and continue to seek out further explanation for the market activity.

Perhaps the strangest, and almost surreal aspect of this market episode, has been a sense that there is now a well-entrenched “crisis industry” that has captivated media, economics, politics and popular culture. We have commented on the pervasive media negativity that has persisted for years, and the constant drumbeat of impending doom that seems to emanate from the financial punditry. However, this time it appeared as if it was even more “manufactured” than ever before. Perhaps it was simply all too coincidental, but it certainly underscores — and we believe validates — our point that it is essential to make investment decisions based on the business merits of a company. Our investment process is rooted in such an approach and has been for decades.

From that perspective, we fully intend to own companies through multiple market and economic cycles. When doing that, it makes these volatile environments much less of a concern. No doubt, it makes planning for both individual and institutional investors crucial, but we are convinced it is the best way to build wealth over time. No correction, nor bear market will shake that enthusiasm! Stay tuned and stay invested!

In closing, we want to thank you for your investment in the Fund.

Sincerely,

Gerry Frigon
Portfolio Manager

Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-897-4821.

The Taylor Frigon Core Growth Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-888-897-4821. Distributed by Rafferty Capital Markets, LLC-Garden City, NY 11530.

2018 Annual Report 2

Taylor Frigon Core Growth Fund (Unaudited)

PERFORMANCE INFORMATION November 30, 2018 NAV $13.83

Average Annual Total Returns for the Periods ended November 30, 2018

		Since
	1 Year(A)	Inception(A)
Taylor Frigon Core Growth Fund +	12.62%	18.35%
S&P Mid Cap 400® Index (B) +	0.48%	7.65%
S&P 500® Index (C)	6.27%	12.94%
Russell 2500® Index (D) +	1.41%	8.28%

Annual Fund Operating Expense Ratio (from 3/28/2018 Prospectus): 1.45%

The Fund’s expense ratio for the fiscal year ended November 30, 2018 can be found in the financial highlights included within this report.

(A)1 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Taylor Frigon Core Growth Fund commenced operations on December 27, 2016.

(B)The S&P Mid Cap 400® Index measures the performance of the midcapitalization segment of the U.S. equity universe. The Index is a capitalization weighted index composed of 400 domestic common stocks.

(C)The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.

(D)The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “mid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

(+)On November 30, 2018, the Fund changed its primary benchmark index from the Russell 2500® Index to the S&P Mid Cap 400® Index because of unfavorable changes in terms of use by FTSE Russell.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-897-4821. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2018 Annual Report 3

Taylor Frigon Core Growth Fund (Unaudited)

                                               Taylor Frigon Core Growth Fund
                                             by Sectors (as a percentage of Net Assets)
                                                                 November 30, 2018

                                    * Net Cash represents cash and other assets in excess of liabilities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines

Taylor Frigon Capital Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.taylorfrigonfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-897-4821). This information is also available on the SEC’s website at http://www.sec.gov.

2018 Annual Report 4

Expense Example
(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, your account will be indirectly subject to the expenses of any underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2018 and held through November 30, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of any underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2018 to
	June 1, 2018	November 30, 2018	November 30, 2018

Actual	$1,000.00	$1,025.96	$7.36

Hypothetical	$1,000.00	$1,017.80	$7.33
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2018 Annual Report 5

Taylor Frigon Core Growth Fund
		Schedule of Investments
		November 30, 2018
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Arrangement of Transportation of Freight & Cargo
19,062	Cryoport, Inc. *	$206,251
10,775	Echo Global Logistics, Inc. *	273,362
		479,613	3.85%
Biological Products (No Diagnostic Substances)
68,657	Compugen Ltd. * (Israel)	237,553	1.91%
Computer Communications Equipment
1,355	Arista Networks, Inc. *	323,140
8,076	Silicom Ltd. (Israel)	301,719
		624,859	5.01%
Computer Peripheral Equipment, NEC
36,950	Radcom Ltd. * (Israel)	323,682	2.60%
Electronic Components, NEC
15,803	Impinj, Inc. *	335,656	2.69%
Electronic Connectors
2,581	Amphenol Corporation - Class A	226,973	1.82%
Finance Services
2,956	Green Dot Corporation - Class A *	246,353	1.98%
In Vitro & In Vivo Diagnostic Substances
975	IDEXX Laboratories, Inc. *	198,666
4,973	Myriad Genetics, Inc. *	160,330
		358,996	2.88%
Operative Builders
4,924	Toll Brothers, Inc.	162,344	1.30%
Orthopedic, Prosthetic & Surgical Appliances & Supplies
1,529	Edwards Lifesciences Corporation *	247,713	1.99%
Printing Trades Machinery & Equipment
19,094	Kornit Digital Ltd. * (Israel)	439,544	3.53%
Radio & TV Broadcasting & Communications Equipment
31,725	Airgain, Inc. *	385,776
44,421	Vuzix Corporation *	246,092
		631,868	5.07%
Retail - Auto Dealers & Gasoline Stations
3,505	CarMax, Inc. *	231,575
8,721	Carvana Co. - Class A *	377,532
		609,107	4.88%
Retail - Building Materials, Hardware, Garden Supply
2,920	Tractor Supply Company	277,780	2.23%
Semiconductors & Related Devices
6,577	Acacia Communications, Inc. *	282,022
9,716	Applied Optoelectronics, Inc. *	200,052
7,061	Inphi Corporation *	281,663
4,369	Mellanox Technologies, Ltd. * (Israel)	405,574
2,033	Monolithic Power Systems, Inc.	268,498
1,336	NVIDIA Corporation	218,343
385,045	QuickLogic Corporation *	373,494
18,470	Tower Semiconductor Ltd. * (Israel)	291,087
		2,320,733	18.61%
Services - Business Services, NEC
1,017	Alliance Data Systems Corporation	203,766
8,907	Radware Ltd. * (Israel)	203,169
		406,935	3.26%

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2018 Annual Report 6

Taylor Frigon Core Growth Fund
		Schedule of Investments
		November 30, 2018
Shares		Fair Value	% of Net Assets
COMMON STOCKS

Services - Computer Programming Services
2,373	EPAM Systems, Inc. *	$309,083	2.48%
Services - Computer Programming, Data Processing, Etc.
1,115	FactSet Research Systems Inc.	261,457
3,340	Wix.com Ltd. *	314,561
		576,018	4.62%
Services - Consumer Credit Reporting, Collection Agencies
5,405	PRA Group, Inc. *	164,961	1.32%
Services - Miscellaneous Business Services
2,057	NV5 Global, Inc. *	150,963	1.21%
Services - Prepackaged Software
14,009	Attunity Ltd. * (Israel)	313,101
1,643	salesforce.com, inc. *	234,555
1,649	Shopify Inc. - Class A * (Canada)	251,736
2,884	Splunk Inc. *	322,229
3,854	Twilio Inc. - Class A *	364,165
12,039	Zuora, Inc. - Class A *	229,102
		1,714,888	13.74%
Surgical & Medical Instruments & Apparatus
8,129	Glaukos Corporation *	535,539
4,883	NovoCure Limited (Jersey) *	167,585
2,119	ResMed Inc.	236,883
		940,007	7.54%
Total for Common Stocks (Cost $10,376,928)		11,785,629	94.52%
Total Investment Securities		11,785,629
	(Cost $10,376,928)
Other Assets In Excess of Liabilities		683,505	5.48%
Net Assets		$12,469,134	100.00%

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2018 Annual Report 7

Taylor Frigon Core Growth Fund

Statement of Assets and Liabilities
November 30, 2018

Assets:
Investment Securities at Fair Value	$11,785,629
(Cost $10,376,928)
Cash	421,713
Dividends Receivable	3,196
Receivable for Shareholder Purchases	394,975
Total Assets	12,605,513
Liabilities:
Payable for Securities Purchased	85,232
Payable for Shareholder Redemptions	37,000
Management Fees Payable	9,757
Service Fees Payable	4,390
Total Liabilities	136,379
Net Assets	$12,469,134

Net Assets Consist of:
Paid In Capital	$10,940,190
Total Distributable Earnings	1,528,944
Net Assets, for 901,709 Shares Outstanding	$12,469,134
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($12,469,134/901,709 shares)	$13.83
Redemption Price * ($13.83 x 0.98) (Note 2)	$13.55

Statement of Operations
For the fiscal year ended November 30, 2018

Investment Income:
Dividends (Net of Foreign Withholding Taxes of $45)	$16,140
Total Investment Income	16,140
Expenses:
Management Fees (Note 4)	92,155
Service Fees (Note 4)	41,470
Total Expenses	133,625

Net Investment Income/(Loss)	(117,485)

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain/(Loss) on Investments	254,591
Net Change in Unrealized Appreciation/(Depreciation) on Investments	756,511
Net Realized and Unrealized Gain/(Loss) on Investments	1,011,102

Net Increase/(Decrease) in Net Assets from Operations	$893,617

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase.

The accompanying notes are an integral part of these financial statements.

2018 Annual Report 8

Taylor Frigon Core Growth Fund

Statement of Changes in Net Assets
	12/1/2017		12/27/2016*
	to		to
	11/30/2018		11/30/2017
From Operations:
Net Investment Income/(Loss)	$(117,485)		$(37,572)
Net Realized Gain/(Loss) on Investments	254,591		20,709
Net Change in Unrealized Appreciation/(Depreciation) on Investments	756,511		652,190
Net Increase/(Decrease) in Net Assets from Operations	893,617		635,327
From Distributions to Shareholders:	-		-
From Capital Share Transactions:
Proceeds From Sale of Shares	5,992,974		5,594,472
Proceeds From Redemption Fees (Note 2)	987		710
Shares Issued on Reinvestment of Dividends	-		-
Cost of Shares Redeemed	(547,731)		(101,222)
Net Increase/(Decrease) from Shareholder Activity	5,446,230		5,493,960
Net Increase/(Decrease) in Net Assets	6,339,847		6,129,287
Net Assets at Beginning of Period	6,129,287		-
Net Assets at End of Period	$12,469,134		$6,129,287	(a)
Share Transactions:
Issued	442,396		507,996
Reinvested	-		-
Redeemed	(39,997)		(8,686)
Net Increase/(Decrease) in Shares	402,399		499,310
Shares Outstanding Beginning of Period	499,310		-
Shares Outstanding End of Period	901,709		499,310

Financial Highlights
Selected data for a share outstanding throughout the period:	12/1/2017		12/27/2016*
	to		to
	11/30/2018		11/30/2017
Net Asset Value -
Beginning of Period	$12.28		$10.00
Net Investment Income/(Loss) (b)	(0.17)		(0.12)
Net Gain/(Loss) on Securities (c)
(Realized and Unrealized)	1.72		2.40
Total from Investment Operations	1.55		2.28
Distributions (From Net Investment Income)	-		-
Distributions (From Realized Capital Gains)	-		-
Total Distributions	-		-
Proceeds from Redemption Fee (Note 2)	-	+	-	+
Net Asset Value -
End of Period	$13.83		$12.28
Total Return (d)	12.62%		22.80%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$12,469		$6,129
Ratio of Expenses to Average Net Assets	1.45%		1.45%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets	(1.27)%		(1.17)%	***
Portfolio Turnover Rate	26.99%		5.61%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
+ Less than $0.005.
(a) As of November 30, 2017, Accumulated Net Investment Loss was ($16,863).
(b) Per share amounts were calculated using the average shares method.
(c) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(d) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2018 Annual Report 9

NOTES TO THE FINANCIAL STATEMENTS
TAYLOR FRIGON CORE GROWTH FUND
November 30, 2018

1.) ORGANIZATION
The Taylor Frigon Core Growth Fund (the “Fund”) was organized as a diversified series of PFS Funds (the “Trust”) on December 7, 2016 and commenced operations on December 27, 2016. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated as of January 20, 2011. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2018, there were seven series authorized by the Trust. The Fund’s objective is to seek long-term capital appreciation. The investment adviser to the Fund is Taylor Frigon Capital Management, LLC (the “Adviser”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the fiscal year ended November 30, 2018, proceeds from redemption fees were $987.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s initial tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended November 30, 2018, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. The differences between book and tax basis are caused

2018 Annual Report 10

Notes to the Financial Statements - continued

primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset value per share of the Fund.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on a trade date for financial reporting purposes. Dividend income is recognized on the ex-dividend date, and interest income, if any, is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices in active markets included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an

2018 Annual Report 11

Notes to the Financial Statements - continued

active market and is valued at the last sale price, the security is categorized as a level 1 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2018:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$11,785,629	$0	$0	$11,785,629
Total	$11,785,629	$0	$0	$11,785,629

The Fund did not hold any Level 3 assets during the fiscal year ended November 30, 2018. There were no transfers into or out of the levels during the fiscal year ended November 30, 2018. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the fiscal year ended November 30, 2018.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Adviser. The Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment, and executive personnel necessary for managing the Fund and pays the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, fees and expenses of acquired funds, fees pursuant to Rule 12b-1 distribution plans, and extraordinary or non-recurring expenses. For its services, the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

As a result of the above calculation, for the fiscal year ended November 30, 2018, the Adviser earned management fees totaling $92,155. At November 30, 2018, the Fund owed $9,757 to the Adviser.

Additionally, the Fund has a Services Agreement with the Adviser (the “Services Agreement”). Under the Services Agreement the Adviser receives an additional fee of 0.45% of the average daily net assets of the Fund and is obligated to pay the operating expenses of the Fund excluding, as applicable, management fees and sub-advisory fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

For the fiscal year ended November 30, 2018, the Adviser earned services fees of $41,470. At November 30, 2018, the Fund owed the Adviser services fees of $4,390.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. Mr. J. Provence, as an owner of the Administrator, receives benefits from the administration fees paid by the Adviser.

2018 Annual Report 12

Notes to the Financial Statements - continued

The Trustees who are not interested persons of the Fund were each paid $1,500, for a total of $4,500, in Trustees’ fees for their services to the Fund for the fiscal year ended November 30, 2018. These fees were paid by the Adviser.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended November 30, 2018, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $7,182,771 and $2,412,055, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of that fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2018, Charles Schwab & Co., Inc. (“Schwab”), for the benefit of its customers, held, in aggregate, 90.92% of the shares in the Fund. The Trust does not know whether any underlying accounts held at Schwab, owned or controlled 25% or more of the voting securities of the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of securities owned at November 30, 2018 was $10,376,928. At November 30, 2018, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation/(Depreciation)
$2,476,089	($1,067,388)	$1,408,701

The Fund did not pay any distributions during the fiscal year ended November 30, 2018 or during the period December 27, 2016 (commencement of operations) through November 30, 2017. Subsequent to November 30, 2018, there were distributions paid on December 21, 2018 to the shareholders of record on December 20, 2018 of $0.223177 per share from long-term capital gains.

As of November 30, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Other Accumulated Losses	$ (91,641)
Undistributed Long-Term Capital Gains	211,884
Unrealized Appreciation on Investments - Net	1,408,701
$ 1,528,944

As of November 30, 2018, there were no differences between book and tax basis. As of November 30, 2018, other accumulated losses included deferred late year ordinary losses of $91,641.

9.) SUBSEQUENT EVENTS
Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events except for the December 21, 2018 distributions reported in Note 8 herein.

2018 Annual Report 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Taylor Frigon Core Growth Fund and
Board of Trustees of PFS Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Taylor Frigon Core Growth Fund (the “Fund”), a series of PFS Funds, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two periods in the period then ended, and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
January 25, 2019

2018 Annual Report 14

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2018 Annual Report 15

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2018 Annual Report 16

Trustees and Officers
(Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-897-4821. Each Trustee serves until the Trustee sooner dies, resigns, retires, or is removed.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Number of
			Principal	Portfolios In	Other
Name,	Position(s)	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Ross C. Provence,	President	Indefinite Term;	General Partner and Portfolio	N/A	N/A
Year of Birth: 1938		Since 2000	Manager for Value Trend Capital
Management, LP (1995 to current).
Estate planning attorney (1963 to
current).

Jeffrey R. Provence(2),	Trustee,	Indefinite Term;	CEO, Premier Fund Solutions, Inc.	7	Blue Chip
Year of Birth: 1969	Secretary	Since 2000	(2001 to current). General Partner		Investor Funds,
	and		and Portfolio Manager for Value		Meeder Funds
	Treasurer		Trend Capital Management, LP
(1995 to current).

Julian G. Winters,	Chief	Since 2010	Managing Member, Watermark	N/A	N/A
Year of Birth: 1968	Compliance		Solutions LLC (investment compli-
	Officer		ance and consulting) (2007 to cur-
rent).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.
(2) Jeffrey R. Provence is considered an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his position with the Trust.

Independent Trustees

Number of
			Principal	Portfolios In	Other
Name,	Position	Term of Office	Occupation(s)	Fund	Directorships
Address(1),	Held With	and Length of	During	Complex	Held By
and Year of Birth	the Trust	Time Served	Past 5 Years	Overseen By	Trustee
Trustee

Thomas H. Addis III,	Independent	Indefinite Term;	Executive Director/CEO, Southern	7	None
Year of Birth: 1945	Trustee	Since 2000	California PGA (2006 to current).

Allen C. Brown,	Independent	Indefinite Term;	Law Office of Allen C. Brown, estate	7	Blue Chip
Year of Birth: 1943	Trustee	Since 2010	planning and business attorney		Investor Funds
(1970 to current).

George Cossolias, CPA,	Independent	Indefinite Term;	Partner of CWDL, CPAs (February 1,	7	Blue Chip
Year of Birth: 1935	Trustee	Since 2000	2014 to current). Owner of George		Investor Funds
Cossolias & Company, CPAs (1972
to January 31, 2014). President of
Lubrication Specialists, Inc. (1996 to
current).

(1) The address of each trustee and officer is c/o PFS Funds, 1939 Friendship Drive, Suite C, El Cajon, California 92020.

2018 Annual Report 17

Investment Adviser
Taylor Frigon Capital Management, LLC

Legal Counsel
Practus, LLP

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.

This report is provided for the general information of the shareholders of the Taylor
Frigon Core Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Taylor Frigon Core Growth Fund www.taylorfrigonfunds.com 1-888-897-4821

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 11/30/18	FYE 11/30/17
Audit Fees	$13,250	$13,250
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$2,500
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 11/30/18	FYE 11/30/17
Registrant	$3,750	$3,250
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/1/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/1/19

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 2/1/19